Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President, Corporate Controller and Chief Accounting Officer of BTU International, Inc. (the “Company”), does hereby certify that to his knowledge:
1.	the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 1, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods covered by the Report.

/s/ Thomas P. Kealy Thomas P. Kealy
Vice President, Corporate Controller
and Chief Accounting Officer (principal
financial and accounting officer)
Dated: November 7, 2006